UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


         PURSUANT TO SECTION 13 OR  15(d) OF THE SECURITIES EXCHANGE ACT
                  OF 1934


Date of Report:                                           January 20, 1998

                          Electro-Catheter Corporation
          -------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

New Jersey                  0-7578                                  22-1733406
(State of Incorporation)   (Commission File                   (IRS Employer ID
                              Number)                               Number)




 2100 Felver Court, Rahway, New Jersey                               07065
 -------------------------------------                               -----
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's Telephone Number
         Including Area Code:                                 732-382-5600

Item 5.           Other Events.

Proposed Merger
---------------

         On January 20, 1998, Electro-Catheter Corporation (the "Registrant" or "Electro"), Cardiac Control Systems, Inc., a Delaware corporation ("Cardiac") and CCS Subsidiary, Inc., a New Jersey corporation and a wholly-owned subsidiary of Cardiac ("Sub"), executed an Agreement and Plan of Reorganization dated such date (the "Merger Agreement") which provides for the merger of Sub into and with the Registrant (the "Merger") as a result of which the Registrant will become a wholly-owned subsidiary of Cardiac. A copy of the press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 20.

         Pursuant to the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) holders of the Registrant's common stock, $.10 par value per share (the "Electro Common Stock"), will receive two-thirds of a share of common stock of Cardiac, $.10 par value per share (the "Cardiac Common Stock"), for each share of Electro Common Stock held. No fractional shares will be issued in the Merger. The stockholders of Cardiac will continue to hold their shares of capital stock of Cardiac without change in number, designation, terms or rights.

         Consummation of the Merger and the transactions contemplated by the Merger Agreement are subject to the satisfaction of customary conditions, including, without limitation, (i) the approval and adoption of the Merger Agreement and the Merger by the stockholders of Electro, and (ii) the registration under the Securities Act of 1933, as amended, and all applicable state securities laws, of the shares of Cardiac Common Stock to be issued pursuant to the Merger. Any of the conditions to the obligations of Registrant, Sub or Cardiac to consummate the Merger (other than the required stockholder approval) may be waived or modified by the party that is, or whose stockholders are, entitled to the benefits thereof.

         Cardiac is based in Palm Coast, Florida and develops, manufactures and sells a broad line of implantable cardiac pacemakers, pacemaker leads and related products.

         The Registrant currently plans to consummate the Merger after the occurrence of all conditions precedent.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

                  Exhibits

         The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                    ELECTRO-CATHETER CORPORATION



                                   By  /s/Ervin Schoenblum
                                       --------------------
                                      Ervin Schoenblum
                                      Acting President

Dated:      February 6, 1998

                                INDEX TO EXHIBITS

Exhibit                        Description of Exhibit

     20                      Joint Press Release  dated  January 21, 1998 of the
                  Registrant and Cardiac Control Systems, Inc.